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                                                                    EXHIBIT 99.1


[PricewaterhouseCoopers LLP LOGO]

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                                                 PricewaterhouseCoopers LLP
                                                 800 South Gay Street
                                                 Suite 1600
                                                 Knoxville TN 37929-1600
                                                 Telephone (423) 524 4000
                                                 Facsimile (423) 524 0841


September 16, 1998



Mr. Lewis Frazer III
Chief Financial Officer
Regal Cinemas, Inc.
7132 Commercial Park Drive
Knoxville, Tennessee 37918


Dear Mr. Frazer:

This is to confirm that the client-auditor relationship between Regal Cinemas, Inc. (Commission File Number 333-52943) and PricewaterhouseCoopers LLP has ceased.


Yours very truly,


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP


cc: Chief Accountant
    SECPS Letter File, Mail Stop 11-3
    Securities and Exchange Commission
    450 Fifth Street, N.W.
    Washington, D.C. 20549